SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549
FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) April 5, 2010

RFMC GLOBAL DIRECTIONAL FUND, LP

(Exact Name of Registrant as Specified in its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

000-23529	20-8870560
(Commission File Number)	(I.R.S. Employer Identification No.)
4 Benedek Road, Princeton,New Jersey	08540
(Address of Principal Executive Offices)	(Zip Code)

(609) 921-0717 (Registrant’s Telephone Number, Including Area Code) Not Applicable (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) 

□            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)) 

□            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.       Changes in Registrant’s Certifying Accountant.
(a)           On April 5, 2010, Ruvane Fund Management Corporation (the “General Partner”) dismissed Deloitte & Touche LLP (“Deloitte”) as the  independent registered public accounting firm of RFMC Global Directional Fund, LP (the “Partnership”).  Robert L. Lerner, the majority shareholder, sole Director and Chief Executive of the General Partner, approved the dismissal of Deloitte.  The General Partner does not have an Audit Committee.
Deloitte’s reports on the Partnership’s financial statements for each of the years ended December 31, 2009 and December 31, 2008 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.
During the years ended December 31, 2009 and December 31, 2008 and the interim period between December 31, 2009 and through the date of this Form 8-K, there were no disagreements between the General Partner or the Partnership and Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to Deloitte’s satisfaction, would have caused Deloitte to make reference to the subject matter of the disagreement in connection with its report for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.
The Partnership has provided Deloitte with a copy of the foregoing disclosures. A copy of Deloitte’s letter, dated April 7, 2010, stating its agreement with the above statements is attached as Exhibit 16.1.
(b)           On April 8, 2010, the General Partner engaged Arthur F. Bell, Jr. & Associates, L.L.C. (“Arthur Bell CPAs”) to serve as the new independent registered public accounting firm for the Partnership for 2010.  Robert L. Lerner, the majority shareholder, sole Director and Chief Executive of the General Partner, approved the engagement of Arthur Bell CPAs.  During the years ended December 31, 2009 and December 31, 2008 and through the date of this Form 8-K, Arthur Bell CPAs was engaged by the Partnership to assist in the preparation of the Partnership’s quarterly and annual financial statements.  On April 5, 2010, the Partnership engaged Woodfield Fund Administration, LLC, a third party fund administration firm independent from Arthur Bell CPAs to assist in the preparation of the Partnership’s quarterly and annual financial statements on an ongoing basis, commencing with the Partnership’s financial statements for the first quarter of 2010.  During the years ended December 31, 2009 and 2008 and through the date of this Form 8-K, neither the General Partner, the Partnership nor anyone acting on their behalf consulted Arthur Bell CPAs with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Partnership’s financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) or (ii) of Regulation S-K.
Item 9.01.       Financial Statements and Exhibits.
(d)   Exhibits

Exhibit No.	Description
16.1	Letter from Deloitte & Touche LLP, dated April 7, 2010, regarding the change in certifying accountant.
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RFMC GLOBAL DIRECTIONAL FUND, LP
By: Ruvane Fund Management Corporation Its: General Partner

By: /s/ Robert L. Lerner Robert L. Lerner President, Principal Executive Officer and Principal Financial Officer

Date:    April 8, 2010